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                                                                   EXHIBIT 10.31



                               [ALLWASTE LOGO]




                       EVA(R) INCENTIVE COMPENSATION PLAN

                           SUMMARY PLAN DOCUMENT AND
                              EXAMPLE CALCULATIONS



                           AREA/LOCATION PARTICIPANTS
                          OPERATING GROUP PARTICIPANTS
                      CORPORATE SUPPORT GROUP PARTICIPANTS





              EVA is a registered trademark of Stern Stewart & Co.


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                                    ALLWASTE
                        EVA INCENTIVE COMPENSATION PLAN
                            SUMMARY PLAN DOCUMENT
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1.  OBJECTIVES AND SUMMARY DESCRIPTION OF THE PLAN

    The primary objectives of the Allwaste EVA Incentive Compensation Plan (the "Plan") are to create a strong incentive for key Allwaste employees to increase stockholder value and to maintain reasonable compensation risk among Plan participants, at a reasonable cost to Allwaste stockholders.

    Allwaste believes that the best method of motivating its key employees to increase stockholder value is to give those employees a "share" of that increase. The Plan gives key employees the ability to share in increases in stockholder value by linking their incentive compensation to the "Incremental EVA Improvement" (as defined below). Each Plan Participant will have an account in an "Incentive Bank(s)" (as defined below), which will ensure that cumulative incentives paid over time will be proportionate to the cumulative Incremental EVA Improvement generated by Allwaste and its Business Units (as defined below) and will encourage Allwaste's key employees to balance short- and long-term decisions. The Plan will thus directly align the interests of Allwaste's employees and stockholders.

    The Plan, as broadly depicted in the chart below, achieves these objectives by utilizing several key concepts, all of which are defined in
    Section 2 of this Plan:


                                     [CHART]



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EVA INCENTIVE COMPENSATION PLAN

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2.  DEFINITIONS

    A. "ALLWASTE" shall mean Allwaste, Inc. or the Allwaste subsidiary or affiliate that employs a Plan Participant.

    B. "AREA/LOCATION" shall mean any of the Allwaste field locations or group of locations (area).

    C. "AREA/LOCATION FACTOR" shall mean, for a particular Area/Location, that factor derived from an equally-weighted average of (i) such Area/Location's prior year gross revenue divided by the aggregate prior year gross revenue of all Area/Locations in the applicable Group for such Area/Location (the "Consolidated Group"); (ii) such Area/Location's prior year field payroll divided by the aggregate prior year field payroll for the Consolidated Group; and (iii) such Area/Location's prior year average capital divided by the aggregate prior year average capital for the Consolidated Group. This factor may be adjusted by the applicable Group Vice President, subject to review by the Senior Vice President of Operations, to maintain equitable allocations in the event of acquisition or divestiture, etc.

    D. "AREA/LOCATION PARTICIPANTS" shall mean the general managers of each Area/Location and such other Area/Location operating, support and sales personnel as may be designated as Plan Participants by the Group Vice Presidents and/or the Area/Location general managers.

    E. "BUSINESS UNITS" shall mean Allwaste, and all of the Area/Locations and Operating Groups comprising Allwaste, as the same may exist from time to time.

    F. "CAUSE" shall mean any of the following reasons (which reasons shall not be exhaustive) for which Allwaste has terminated a Plan Participant's employment: (i) the Participant consistently fails to perform the duties of his/her position after receipt of written notice of such failure; (ii) the Participant materially breaches a policy, whether written or unwritten, that is generally enforced against other employees, which breach causes or is likely to cause damage to Allwaste; (iii) the Participant commits, or attempts to commit, a willful action, specifically including, fraud with respect to the business or affairs of Allwaste, that results in injury to the financial condition or business reputation of Allwaste; (iv) the Participant is convicted of a felony crime or other crime involving fraud, theft or moral

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EVA INCENTIVE COMPENSATION PLAN

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        turpitude; or (v) alcohol or drug abuse or illegal drug use by the
        Participant.

    G. "CHANGE IN CONTROL" shall have the meaning specified in Appendix A to this Plan.

    H. "CORPORATE SUPPORT GROUP PARTICIPANTS" shall mean the Allwaste, Inc. officers and other key corporate support personnel designated as Plan Participants from time to time by Allwaste's President and Chief Executive Officer.

    I. "EVA" shall mean "Economic Value Added," a fundamental measure of corporate performance. EVA is the residual income that remains after operating profits cover a predetermined return on the capital used in the operation of the Business Units.

    J. "INCENTIVE BANK" shall mean the accounting maintained for each Plan Participant's cumulative Incentive Declarations under the Plan. All Incentive Declarations maintained in a Plan Participant's Incentive Bank shall not accrue interest and shall be subject to forfeiture, as provided in Section 4(B).

    K. "INCENTIVE DECLARATION" shall mean the share of Incentive Pool(s) added to (subtracted from) a Plan Participant's Incentive Bank(s), calculated as provided in Section 3(3).

    L. "INCENTIVE PAYMENT" shall mean the payment of two-thirds of a Participant's positive Incentive Bank balance made to such Participant within three months after the end of a Plan Year, subject to Section 4(B).

    M. "INCENTIVE POOL" shall mean, for each Business Unit, the percentage of each dollar of Incremental EVA Improvement above (below) the Threshold EVA Improvement that will be added to (subtracted from) the Incentive Bank(s). The Incentive Pool(s) shall be calculated as provided in
        Section 3(B).

    N. "INCREMENTAL EVA IMPROVEMENT" shall mean, as of the end of the Plan Year, the dollar amount of incremental improvement in EVA as measured by subtracting the Threshold EVA Improvement from the actual EVA Improvement for such Plan Year.

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EVA INCENTIVE COMPENSATION PLAN

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    O.  "OPERATING GROUP" shall mean the Central, Container, North, Northeast,
        Pacific, Southeast and AllQuest Enterprises Groups of Allwaste, as the same may be configured from time to time.

    P. "OPERATING GROUP FACTOR" shall mean, for a particular Operating Group, that factor derived from an equally-weighted average of (i) such Consolidated Group's (as defined in Section 2(3)) prior year gross revenue divided by the aggregate prior year gross revenue of all of the participating Consolidated Groups; (ii) such Consolidated Group's prior year field payroll divided by the aggregate prior year field payroll of all of the participating Consolidated Groups; and (iii) such Consolidated Group's prior year average capital divided by the aggregate prior year average capital of all of the participating Consolidated Groups. This factor may be adjusted by the Senior Vice President of Operations, subject to review by the President and Chief Executive Officer, to maintain equitable allocation among the participating Operating Groups.

    Q. "OPERATING GROUP PARTICIPANTS" shall mean the Group Vice Presidents and the members of the Operating Group support staff designated as Plan Participants by the Group Vice Presidents, subject to review by the Senior Vice President of Operations.

    R. "PLAN" shall mean this Allwaste EVA Incentive Compensation Plan, as the same may be amended from time to time.

    S. "PLAN PARTICIPANT" shall mean Corporate Support Group Participants, Operating Group Participants and Area/Location Participants.

    T. "PLAN YEAR" shall mean the period corresponding to Allwaste's fiscal year, as the same may be amended from time to time.

    U. "THRESHOLD EVA IMPROVEMENT" for Allwaste and each Operating Group will be set as the estimate of investor expectations for Allwaste's operating performance and will be derived from the relationship between Allwaste's market capitalization, capital, and current actual EVA. Threshold EVA Improvement for each Area/Location will be determined by the applicable Group Vice President, subject to review by Allwaste's Senior Vice President of Operations.


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EVA INCENTIVE COMPENSATION PLAN

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3.  INCENTIVE DECLARATIONS AND PAYMENTS

    A.  PERFORMANCE MEASUREMENT

        Incentive Declarations will be allocated to the Incentive Bank(s) for each Plan Participant from the applicable Incentive Pool(s) (as described below) based on the Incremental EVA Improvement during each Plan Year.

        o Incentive Declarations for Corporate Support Group Participants will be based on the Incremental EVA Improvement for Allwaste.

        o Incentive Declarations for Operating Group Participants will be based on the Incremental EVA Improvement for Allwaste and for their respective Operating Group.

        o Incentive Declarations for Area/Location Participants will be based on the Incremental EVA Improvement for their respective Operating Group and respective Area/Location.

        Incentive Declarations will be based on Incremental EVA Improvement before deducting the incentive accrual. Any incentive bonuses or compensation declared and/or paid based on any other plan (e.g., safety plans) will be deducted before calculating Incremental EVA Improvement. Certain bonuses paid for fiscal year 1996 may be considered in determining Incremental EVA Improvement for fiscal year 1997.

    B.  INCENTIVE POOLS

        Incentive Pools for a given Business Unit in a given Plan Year will be calculated as follows:

        1.   AREA/LOCATION PARTICIPANTS INCENTIVE POOLS

             Each Area/Location will have two Incentive Pools, calculated as follows:

             o  30% x Area/Location Incremental EVA Improvement AND

             o  10% x applicable Operating Group Incremental EVA
                Improvement x Area/Location Factor

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EVA INCENTIVE COMPENSATION PLAN

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        2.   OPERATING GROUP PARTICIPANTS INCENTIVE POOLS

             Each Operating Group will have two Incentive Pools, calculated as follows:

             o  12% x Operating Group Incremental EVA Improvement AND

             o  4% x Allwaste Incremental EVA Improvement x Operating Group
                Factor

        3.   CORPORATE SUPPORT GROUP PARTICIPANTS INCENTIVE POOL

             The Corporate Support Group will have a single Incentive Pool, calculated as follows:

             o  24% x Allwaste Incremental EVA Improvement

    C.  INCENTIVE DECLARATIONS

        A Plan Participant's Incentive Declaration for each Plan Year will be declared by multiplying their percentage allocation of the applicable Incentive Pool(s) by the amount of such Incentive Pool(s). The percentage allocations for each Area/Location Participant shall be determined by the Area/Location Manager, subject to review of the applicable Group Vice President. The percentage allocations for each Operating Group Participant shall be determined by the applicable Group Vice President, subject to review of Allwaste's Senior Vice President of Operations. The percentage allocations for each Corporate Support Group Participant shall be determined by the President and Chief Executive Officer of Allwaste, except the allocation to the President and Chief Executive Officer, which shall be subject to the review and approval of the Compensation Committee of the Allwaste Board of Directors. The distribution to the Incentive Bank(s) of an Incentive Declaration shall under no circumstances exceed the total Incentive Pool determined according to the above formula.

    D.  INCENTIVE BANKS/PAYMENTS

        A Plan Participant's Incentive Declaration in a given Plan Year will be added to (or subtracted from, as the case may be) such Participant's Incentive Bank to determine the available Incentive Bank balance. It is possible that the Incentive Bank balance may be negative.

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EVA INCENTIVE COMPENSATION PLAN

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        o   2/3 of any positive Incentive Bank balance will be paid as an
            Incentive Payment to each Plan Participant within three months following the end of the Plan Year, subject to the provisions of
            Section 4(B) below.

        o 1/3 of any positive Incentive Bank balance will be retained and used as the beginning balance for the following year's Incentive Declaration.

        o 100% of any negative Incentive Bank balance will be carried forward and used as the beginning balance for the following year's Incentive Declaration.

        Area/Location Participants will have separate Incentive Bank balances and Incentive Payments for Area/Location Incentive Declarations and Operating Group Incentive Declarations. Operating Group Participants and Corporate Support Group Participants shall each have a single Incentive Bank balance and Incentive Payment.

4.  ADMINISTRATIVE REGULATIONS

    A.  NEW HIRES/TRANSFERS

        1.   NEW HIRES

        A newly-hired Area/Location Participant who is an employee of Allwaste for at least three months of a Plan Year may be eligible for an Incentive Declaration in that Plan Year at the discretion of the Area/Location general manager subject to review by the applicable Group Vice President. A newly-hired Operating Group Participant who is an employee of Allwaste for at least three months of a Plan Year may be eligible for an Incentive Declaration in that Plan Year at the discretion of the applicable Group Vice President, subject to review by the Senior Vice President of Operations. A newly-hired Corporate Support Group Participant who is an employee of Allwaste for at least three months of a Plan Year may be eligible for an Incentive Declaration in that Plan Year at the discretion of the President and Chief Executive Officer of Allwaste.

        Newly-hired Plan Participants with less than three months of service in a Plan Year will not be eligible for an Incentive Declaration in that Plan Year.

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EVA INCENTIVE COMPENSATION PLAN

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        2.       TRANSFERS

        A Plan Participant who is transferred from one Business Unit to another Business Unit during a given Plan Year will receive Incentive Declarations and Incentive Payments according to the following:

        o The Incentive Declaration for the year of the transfer will be determined according to the full year Incremental EVA Improvement of both Business Units in which the Plan Participant worked during the Plan Year, and prorated based on the number of months of service in each such Business Unit.

        o Any Incentive Bank balance(s), whether positive or negative, will be carried forward and applied to future Incentive Declarations.

    B.      TERMINATIONS

            1.  CURRENT PLAN YEAR INCENTIVE PAYMENT

            A Plan Participant whose employment with Allwaste terminates, for whatever reason, before receipt of the Incentive Payment for a Plan Year, will not be eligible to receive the Incentive Payment for such Plan Year (even if an Incentive Declaration has been made or determined at the time of termination).

            2.  INCENTIVE BANK BALANCES

                a) If a Plan Participant's employment with Allwaste was terminated as a result of his death or disability or by Allwaste without Cause, any positive Incentive Bank balance, as of the end of the previous Plan Year, attributable to such terminated Plan Participant will be paid in full at the time of termination.

                b) If a Plan Participant voluntarily terminates his employment with Allwaste, such Plan Participant shall thereby forfeit all positive Incentive Bank balances that have not vested (in accordance with the following paragraph) at the time of termination.

                c) Once a Plan Participant reaches the age of 55 and has been employed by Allwaste for ten years, he will be vested in 50%

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ALLWASTE
EVA INCENTIVE COMPENSATION PLAN

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                    of his positive Incentive Bank balance for purposes of
                    distributions in connection with his retirement, and shall vest in the remaining 50% of any positive Incentive Bank balance at the rate of 10% per year until reaching the age of 60, at which time he shall be fully-vested in any positive Incentive Bank balance. The Plan Participant must in all cases have completed the ten-year service requirement before being entitled to receive any retirement distribution of any positive Incentive Bank balances.
                    Vested Incentive Bank balances may increase or decrease as a result of subsequent-year Incentive Declarations, and are subject to forfeiture pursuant to the following paragraph.

                d) If a Plan Participant is terminated by Allwaste for Cause, such Plan Participant shall thereby forfeit all positive Incentive Bank Balances, whether or not vested.

                e) On a Change in Control (as defined in Appendix A), all positive Incentive Bank balances will be paid to Plan Participants.

5.  MISCELLANEOUS

    A. NO CONTRACT OF EMPLOYMENT. Allwaste intends that the Incentive Declarations provided under this Plan be a part of each Plan Participant's compensation package. Participation in this Plan does not, however, constitute an agreement of the Participant to remain in the employment of Allwaste or of Allwaste to continue to employ such Plan Participant. Allwaste may, subject to other contractual restrictions in a Plan Participant's employment agreement or otherwise, terminate the employment of a Plan Participant at any time, with or without Cause.

    B. ADMINISTRATION; AMENDMENT AND TERMINATION OF PLAN. The Plan will be administered by the Compensation Committee of the Allwaste Board of Directors (the "Committee"). Decisions and determinations by the Committee shall be final and binding on all parties. The Committee shall have the authority to administer the Plan, make all determinations regarding the construction and application of the Plan, adopt and revise rules and regulations relating to the Plan and take all other actions that it deems necessary and advisable for the administration of the Plan. No

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EVA INCENTIVE COMPENSATION PLAN

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        member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan. The Committee is expressly authorized to appoint one or more individuals, who need not be members of the Committee or the Board of Directors of Allwaste, to administer the Plan and make all determinations with respect to the construction and application of the Plan. Such agents shall serve at the discretion of the Committee. The decisions taken by such agents taken within the scope of their authority will have the same effect as decisions by the Committee.

        The Plan may be amended from time to time or terminated, with or without notice to Plan Participants, by the Committee or by the President and Chief Executive Officer of Allwaste.

    C. TAXATION OF INCENTIVE PAYMENTS. Incentive Payments under this Plan will be compensation subject to federal and state tax withholding (including, without limitation, FICA withholding) in the calendar year of payment of Incentive Payments to the Plan Participants.

    D. EXAMPLE CALCULATION. The following is an illustrative, two-year example of Incentive Pool Declarations and Individual Plan Participant Incentive Payments.

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




                             EXAMPLE CALCULATIONS




                          AREA/LOCATION PARTICIPANTS





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EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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            CALCULATION OF AREA/LOCATION INCENTIVE POOL DECLARATION
--------------------------------------------------------------------------------

          ASSUMPTIONS (IN THOUSANDS)
          --------------------------
                                                                 AREA/LOCATION                        OPERATING GROUP
                                                                 -------------                        ---------------
           o    Average Capital                                       $  5,000                               $ 25,000
           o    Gross Revenue                                           10,000                                 42,000
           o    Field Payroll                                            1,000                                  4,000
           o    Prior Year Ending EVA                                      500                                    700
           o    Threshold EVA Improvement                                 (200)                                  (600)
           o    Area/Location Share                                         30%                                    10%
           o    Area/Location Factor *                                     n/a                                     23%
--------------------------------------------------------------------------------

                                                         AREA/LOCATION RESULTS                OPERATING GROUP RESULTS
                                                         ---------------------                -----------------------
          YEAR 1
          ------

                Year 1 Ending EVA                                     $  1,000                               $  2,000
           -    Prior Year Ending EVA                                      500                                    700
                                                                      --------                               --------
           =    EVA Improvement                                            500                                  1,300
           -    Threshold EVA Improvement                                 (200)                                  (600)
                                                                      --------                               --------
           =    Incremental EVA Improvement                                700                                  1,900
           x    Area/Location Share                                         30%                                    10%
           x    Area/Location Factor                                       n/a                                     23%
                                                                     ---------                                -------
           =    INCENTIVE POOL DECLARATION                            $    210                               $  43.7

                ----------------------------------------------------------------------------------
                TOTAL YEAR 1 INCENTIVE POOL DECLARATION                                     $253.7
                ----------------------------------------------------------------------------------



          YEAR 2
          ------
                Year 2 Ending EVA                                     $  1,200                               $  2,000
           -    Prior Year (Year 1) Ending EVA                           1,000                                  2,000
                                                                      --------                               --------
           =    EVA Improvement                                            200                                     0
           -    Threshold EVA Improvement                                 (200)                                  (600)
                                                                      --------                               --------
           =    Incremental EVA Improvement                                400                                    600
           x    Area/Location Share                                         30%                                    10%
           x    Area/Location Factor                                       n/a                                     23%
                                                                     ----------                               -------
           =    INCENTIVE POOL DECLARATION                            $    120                               $   13.8

                ----------------------------------------------------------------------------------
                TOTAL YEAR 2 INCENTIVE POOL DECLARATION                                     $133.8
                ----------------------------------------------------------------------------------


           *    AREA/LOCATION FACTOR (assumed same for Years 1 & 2):

           =    {(Area/Location Revenue/Group Revenue) + (Area/Location Capital/Group Capital) + (Area/Location
                Payroll/Group Payroll)} / 3
           =    {(10,000/42,000) + (5,000/25,000) + (1,000/4,000) } / 3
           =    23%

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EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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                                    YEAR 1

                                   [CHART]



                                   [CHART]



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EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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                 CALCULATION OF AREA/LOCATION PLAN PARTICIPANT
                               INCENTIVE PAYMENT
--------------------------------------------------------------------------------

          ASSUMPTIONS
          -----------
                                                                            AREA/LOCATION              OPERATING GROUP
                                                                            -------------              ---------------
           o    Beginning Incentive Bank Balances                              $    8,000                     $  1,000
           o    Year 1 Incentive Pool Declaration                                 210,000                       43,700
           o    Year 2 Incentive Pool Declaration                                 120,000                       13,800
           o    Plan Participant Percentage Allocation                                 10%                          10%
-----------------------------------------------------------------------------------------------------------------------------
                                                                       AREA/LOCATION POOL         OPERATING GROUP POOL
                                                                       ------------------         --------------------
          YEAR 1
          ------

                Incentive Pool Declaration                                      $ 210,000                    $  43,700
           x    Plan Participant Percentage Allocation                                 10%                          10%
                                                                                ---------                    ---------
           =    Plan Participant Incentive Declaration                             21,000                        4,370
           +    Beginning Incentive Bank Balance                                    8,000                        1,000
                                                                               ----------                   ----------
           =    Available Incentive Bank                                           29,000                        5,370
           x    Payout Percentage                                                      67%                          67%
                                                                                ---------                    ---------
           =    INCENTIVE PAYMENT                                               $  19,333                    $   3,580

                --------------------------------------------------------------------------------------
                TOTAL YEAR 1 INCENTIVE PAYMENT                                                 $22,913
                --------------------------------------------------------------------------------------

                Ending Incentive Bank Balance                                   $   9,667                    $   1,790

          YEAR 2
          ------

                Incentive Pool Declaration                                       $120,000                     $ 13,800
           x    Plan Participant Percentage Allocation                                 10%                          10%
                                                                                 --------                     --------
           =    Plan Participant Incentive Declaration                             12,000                        1,380
           +    Year 1 Ending Incentive Bank Balance                                9,667                        1,790
                                                                                ---------                    ---------
           =    Available Incentive Bank                                           21,667                        3,170
           x    Payout Percentage                                                      67%                          67%
                                                                                 --------                     --------
           =    INCENTIVE PAYMENT                                                $ 14,445                     $  2,113

                ---------------------------------------------------------------------------------------
                TOTAL YEAR 2 INCENTIVE PAYMENT                                                  $16,558
                ---------------------------------------------------------------------------------------

                Ending Incentive Bank Balance                                    $  7,222                     $  1,057


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                             EXAMPLE CALCULATIONS




                        OPERATING GROUP PARTICIPANTS


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EVA INCENTIVE COMPENSATION PLAN                             EXAMPLE CALCULATION

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          CALCULATION OF OPERATING GROUP INCENTIVE POOL DECLARATION
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ASSUMPTIONS (IN THOUSANDS)
--------------------------

                                                                         OPERATING GROUP                ALLWASTE, INC.
                                                                         ---------------                --------------
           o    Average Capital                                                 $ 25,000                     $150,000
           o    Gross Revenue                                                     42,000                      300,000
           o    Field Payroll                                                      4,000                       30,000
           o    Prior Year Ending EVA                                                700                       (5,000)
           o    Threshold EVA Improvement                                           (600)                      (1,500)
           o    Operating Group Share                                                 12%                           4%
           o    Year 1 Ending EVA                                                  2,000                       (2,000)
           o    Year 2 Ending EVA                                                  2,000                       (1,000)
           o    Operating Group Factor*                                              n/a                           15%

------------------------------------------------------------------------------------------------------------------------------
                                                                              OPERATING
                                                                           GROUP RESULTS                ALLWASTE, INC.
                                                                           -------------                --------------
          YEAR 1
          ------

                Year 1 Ending EVA                                               $  2,000                    $  (2,000)
          -     Prior Year Ending EVA                                                700                       (5,000)
                                                                                --------                    ----------
          =     EVA Improvement                                                    1,300                        3,000
          -     Threshold EVA Improvement                                           (600)                      (1,500)
                                                                                --------                    ----------
          -     Incremental EVA Improvement                                        1,900                        4,500
          x     Operating Group Share                                                 12%                           4%
          x     Operating Group Factor                                               n/a                           15%
                                                                                --------                     --------
          =     INCENTIVE POOL DECLARATION                                       $   228                    $      27

                --------------------------------------------------------------------------------
                TOTAL YEAR 1 INCENTIVE POOL DECLARATION                                     $255
                --------------------------------------------------------------------------------

          YEAR 2
          ------

                Year 2 Ending EVA                                                $ 2,000                    $  (1,000)
          -     Prior Year (Year 1) Ending EVA                                     2,000                       (2,000)
                                                                                 -------                    ---------
          =     EVA Improvement                                                       0                         1,000
          -     Threshold EVA Improvement                                           (600)                      (1,500)
                                                                                 -------                    ---------
          =     Incremental EVA Improvement                                          600                        2,500
          x     Operating Group Share                                                 12%                           4%
          x     Operating Group Factor                                               n/a                           15%
                                                                                 -------                     --------
          =     INCENTIVE POOL DECLARATION                                        $   72                    $      15

                --------------------------------------------------------------------------------
                TOTAL YEAR 2 INCENTIVE POOL DECLARATION                                      $87
                --------------------------------------------------------------------------------

          *     OPERATING GROUP FACTOR (assumed same for Years 1 & 2):
          =     {(Group Revenue/Allwaste Revenue) + (Group Capital/Allwaste  Capital) + (Group Payroll/Allwaste
                Payroll) / 3
          =     {(42,000/300,000) + (25,000/150,000) + (4,000/30,000) / 3
          =     15%

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EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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                                    YEAR 1

                                   [CHART]




                                   [CHART]

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                                                                        Page 15
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
ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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                CALCULATION OF OPERATING GROUP PLAN PARTICIPANT
                               INCENTIVE PAYMENT
--------------------------------------------------------------------------------
 ASSUMPTIONS
 -----------

  o  Beginning Incentive Bank Balance                                  $  6,000
  o  Year 1 Incentive Pool Declaration (Operating Group + Allwaste)     255,000
  o  Year 2 Incentive Pool Declaration (Operating Group + Allwaste)      87,000
  o  Plan Participant Percentage Allocation                                  10%

--------------------------------------------------------------------------------


 YEAR 1
 ------                                                       INCENTIVE
                                                                PAYMENT
                                                              ---------

       Incentive Pool Declaration                              $255,000
 x     Plan Participant Percentage Allocation                        10%
                                                               --------
 =     Plan Participant Incentive Declaration                    25,500
 +     Beginning Incentive Bank Balance                           6,000
                                                               --------
 =     Available Incentive Bank                                  31,500
 x     Payout Percentage                                             67%
                                                               --------
 =     INCENTIVE PAYMENT                                       $ 21,000
                                                               ========

       Ending Incentive Bank Balance                           $ 10,500

 YEAR 2
 ------

       Incentive Pool Declaration                               87,000
 x     Plan Participant Percentage Allocation                       10%
                                                              --------
 =     Plan Participant Incentive Declaration                    8,700
 +     Year 1 Ending Incentive Bank Balance                     10,500
                                                              --------
 =     Available Incentive Bank                                 19,200
 x     Payout Percentage                                            67%
                                                              --------
 =     INCENTIVE PAYMENT                                      $ 12,800
                                                              ========

       Ending Incentive Bank Balance                          $  6,400


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                                                                        Page 16
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




                             EXAMPLE CALCULATIONS




                     CORPORATE SUPPORT GROUP PARTICIPANTS

ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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            CALCULATION OF CORPORATE SUPPORT GROUP INCENTIVE POOL DECLARATION
--------------------------------------------------------------------------------
ASSUMPTIONS (IN THOUSANDS)
--------------------------                               ALLWASTE, INC.
                                                         --------------
    o    Prior Year Ending EVA                             $  (5,000)
    o    Threshold EVA Improvement                            (1,500)
    o    Year 1 Ending EVA                                    (2,000)
    o    Year 2 Ending EVA                                    (1,000)

--------------------------------------------------------------------------------
                                                     ALLWASTE, INC. RESULTS
                                                     ----------------------
   YEAR 1
   ------

         Year 1 Ending EVA                                 $  (2,000)
   -     Prior Year Ending EVA                                (5,000)
                                                           ---------
   =     EVA Improvement                                       3,000
   -     Threshold EVA Improvement                            (1,500)
                                                           ---------
   =     Incremental EVA Improvement                           4,500
   x     Corporate Support Group Share                            24%
                                                           ---------
   =     INCENTIVE POOL DECLARATION                        $   1,080
                                                           =========

   YEAR 2
   ------

         Year 2 Ending EVA                                 $  (1,000)
   -     Prior Year (Year 1) Ending EVA                       (2,000)
                                                           ---------
   =     EVA Improvement                                       1,000
   -     Threshold EVA Improvement                            (1,500)
                                                           ---------
   =     Incremental EVA Improvement                           2,500
   x     Corporate Support Group Share                           24%
                                                            --------
   =     INCENTIVE POOL DECLARATION                        $     120
                                                           =========


                                    YEAR 1
                                    ------

                                   [CHART]


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                                                                         Page 17
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
ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                              EXAMPLE CALCULATION

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           CALCULATION OF CORPORATE SUPPORT GROUP PLAN PARTICIPANT
                              INCENTIVE PAYMENT
--------------------------------------------------------------------------------

  ASSUMPTIONS
  -----------

  o    Beginning Incentive Bank Balances                     $       5,000
  o    Year 1 Incentive Pool Declaration                         1,080,000
  o    Year 2 Incentive Pool Declaration                           600,000
  o    Plan Participant Percentage Allocation                            2%
--------------------------------------------------------------------------------
                                                             INCENTIVE PAYMENT
                                                              ----------------
  YEAR 1
  ------

        Incentive Pool Declaration                             $ 1,080,000
  x     Plan Participant Percentage Allocation                           2%
                                                               -----------
  =     Plan Participant Incentive Declaration                      21,600
  +     Beginning Incentive Bank Balance                             5,000
                                                               -----------
  =     Available Incentive Bank                                    26,600
  x     Payout Percentage                                               67%
                                                               -----------
  =     INCENTIVE PAYMENT                                      $    17,733
                                                               ===========

        Ending Incentive Bank Balance                          $     8,867


  YEAR 2
  ------

        Incentive Pool Declaration                             $   600,000
  x     Plan Participant Percentage Allocation                           2%
                                                               -----------
  =     Plan Participant Incentive Declaration                      12,000
  +     Year 1 Ending Incentive Bank Balance                         8,867
                                                               -----------
  =     Available Incentive Bank                                    20,867
  x     Payout Percentage                                               67%
                                                               -----------
  =     INCENTIVE PAYMENT                                      $    13,911
                                                               ===========

        Ending Incentive Bank Balance                          $     6,956


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                                                                         Page 18
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






                                  APPENDIX A

ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                                       APPENDIX A

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For purposes of the Allwaste EVA (R) Incentive Compensation Plan to which this
Appendix A is attached, a "CHANGE IN CONTROL" shall be deemed to have occured on, and shall mean:

              (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, meerger or consolidation, the conditions described in clauses
         (1), (2) and (3) of paragraph (c) of this Section 8 are satisfied; or


              (b) Individuals who, as of the date hereof, constitute the entire Board (the" INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board; or

              (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation,
         (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a

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                                                                         Page i
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
ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                                       APPENDIX A

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         corporation which as a result of such transaction owns the Company through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plans(s) (or related trusts)) of the Company and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

              (d) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which immediately followoing such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitiled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who where the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or

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
ALLWASTE
EVA INCENTIVE COMPENSATION PLAN                                       APPENDIX A

================================================================================

         more of the Outstanding Company Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

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                                                                       Page iii
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